Commitments, Contingencies and Guarantees	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Commitments, Contingencies and Guarantees	Commitments, Contingencies, and Guarantees
Commitments
The Company's commitments as at December 31, 2025 are below:

U.S.$ millions	Total	2026	2027	2028	2029	2030	Thereafter
Operating commitments [1]	130	29	8	24	14	15	40
Transportation by other parties [2]	3	3	—	—	—	—	—
Capital expenditures [3]	16	16	—	—	—	—	—
Total	149	48	8	24	14	15	40
1.Includes commitments for in-line inspection runs and power.
2.Contractual obligations are based on volumes contracted through capacity arrangements and exclude any variable charges that may be incurred when volumes flow.
3.Capital expenditures relate to the Blackrod Connection Project with targeted completion in 2026 in addition to other capital commitments by the Company. Amounts are estimates and subject to variability based on timing of construction and project requirements. Expenditures include obligations for growth projects and are presented based on projects proceeding as currently planned. Any changes to projects, including timing or possible cancellation, could change these estimates.
The Company has long-term crude oil transportation agreements as well as other purchase obligations, all of which are transacted at market prices and in the normal course of business. Purchases under these contracts in 2025 were $26 million (2024 – $49 million).
At December 31, 2025, the Company had capital expenditure commitments totalling approximately $16 million (2024 – $125 million).
Contingencies
Withdrawal of Keystone Variable Toll Disputes
Effective September 30, 2025, the Company and associated parties agreed to withdraw all complaints and protests associated with the Keystone variable toll disputes previously filed with the CER, FERC, Court of King's Bench of Alberta, and D.C. Circuit Court (collectively, the "Withdrawal of Keystone Variable Toll Disputes"). This agreement effectively resolved the Company's outstanding Keystone variable toll disputes discussed further below. Pursuant to an associated partial release of indemnification agreement and the Separation Agreement, the Former Parent was obligated to indemnify South Bow for certain amounts agreed to under the Withdrawal of Keystone Variable Toll Disputes.
Pursuant to these agreements, the Company recorded gross liabilities of $226 million, with partially offsetting receivables from its Former Parent under the indemnification terms of $189 million at September 30, 2025. The Company recorded additional liabilities not subject to the indemnification terms of $33 million, discounted at the Company's credit-adjusted rate, to be paid over the next six years, beginning in the fourth quarter of 2025 and due in the third quarter of subsequent years. The amounts payable under the Withdrawal of the Keystone Variable Toll Disputes are primarily recorded in accounts payable and other on the consolidated balance sheets, with amounts expected to be recovered pursuant to the indemnification terms recorded in other current assets.
As a result of the Withdrawal of Keystone Variable Toll Disputes and the MP-14 costs previously recorded under indemnification terms, South Bow recorded net liabilities up to its maximum indemnity liability of $22 million (C$30 million) at September 30, 2025. Any incremental costs incurred related to the items subject to indemnification are no longer the obligation of the Company. The net impact of recording the terms of the Withdrawal of Keystone Variable Toll Disputes, related indemnification asset, and the reduction of the previously accrued balances (see FERC Variable Toll Disputes below) resulted in a net reduction of revenue in the consolidated statement of income of $43 million during the year ended December 31, 2025. Under the partial release of indemnification agreement, the Company additionally recorded $20 million in other income related to separation terms with its Former Parent in September 2025.
In November 2025, the Company made gross payments of $99 million and has remaining outstanding gross liabilities of $127 million, with $91 million of partially offsetting receivables from its Former Parent relating to the Withdrawal of Keystone Variable Toll Disputes outstanding at December 31, 2025.
FERC Variable Toll Disputes
At September 30, 2025, the Company revised its provision relating to estimated payments for historical variable toll disputes with the FERC to nil in conjunction with the Withdrawal of Keystone Variable Toll Disputes (December 31, 2024 - $51 million gross liability).
CER Ruling
In March 2025, the CER issued its Reasons for Decision and Order in respect of the complaint (CER Order), finding the Company's proposed drag-reducing agent cost allocation methodology will result in just and reasonable tolls for 2020 and 2021. In June 2025, under the CER Order, the Company filed its application for approval from the CER of the final variable toll adjustments for 2020 and 2021 and in October 2025, the CER approved South Bow's application. In November 2025, the Company filed its application for collection of the final adjusted variable tolls for the 2022 to 2024 periods and in December 2025, the CER approved the application. As a result of the approval of the final tolls, the Company is no longer subject to interim tolling and has commenced its collection of final adjusted variable tolls for the 2020 to 2024 period from its Keystone Canada customers.
During the year ended December 31, 2025, the Company recorded a $10 million reduction to revenue under indemnification terms with its Former Parent and $15 million in interest income and other, net of indemnification terms, relating to the CER Order. As at December 31, 2025, the Company has a $45 million receivable, net of indemnification terms, relating to the CER approved final tolls recorded in accounts receivable (December 31, 2024 - $16 million).
Keystone XL Contractual Recoveries
During the year ended December 31, 2025, the Company recorded a charge of $5 million, net of indemnification terms, relating to its Keystone XL contractual recoveries. As at December 31, 2025, the Company has nil Keystone XL contractual recoveries balance outstanding (December 30, 2024 - $8 million net receivable).
Milepost 171 Incident
On April 8, 2025, the Company responded to an oil release of approximately 3,500 barrels at Milepost 171 (MP-171), near Fort Ransom, North Dakota. On April 11, 2025, PHMSA issued a Corrective Action Order (CAO), requiring South Bow to undertake certain corrective actions in response to the MP-171 incident, including the completion of an independent third-party root cause analysis (RCA) along with mechanical and metallurgical testing. On April 15, 2025, South Bow safely restarted the Keystone Pipeline under certain operating pressure restrictions after receiving regulatory approval from PHMSA. In early June 2025, South Bow completed the cleanup and reclamation of the incident site.
During the year ended December 31, 2025, the Company incurred $53 million in costs related to the incident, and sustaining pipeline integrity program on a prospective basis. These costs are largely expected to be recovered through the Company's insurance policies and include long-term environmental site monitoring. The Company received $42 million from insurance policies during the year ended December 31, 2025.
Findings and recommendations from the RCA were released by PHMSA on February 11, 2026 and will be incorporated into South Bow's remedial work plan. The Company has commenced remedial actions, with 11 in-line inspection runs and 51 integrity digs completed as of March 5, 2026. The Company continues to be able to meet all contractual transportation services while operating under the CAO.
Milepost 14 Incident
In December 2022, the MP-14 incident occurred on the Keystone Pipeline in Washington County, Kansas. As a result of the incident, the Company was subject to an Amended Corrective Action Order (ACAO) issued by PHMSA. By June 2023, the recovery of all released volumes was completed, and by October 2023, creek restoration was finished, returning natural flows to Mill Creek. In January 2025, the Company received PHMSA approval of its remedial work plan. This approval culminated the completion of 2,145 miles of in-line inspections across the Keystone Pipeline System and 68 investigative excavations over a two-year period. In March 2025, South Bow received approval from PHMSA to lift the pressure restriction on the affected segment to 72 per cent of the specified minimum yield strength of the pipeline.
In the fourth quarter of 2024, South Bow recognized an additional provision for $30 million for its best estimate of incremental costs relating to the MP-14 incident. South Bow also recognized a receivable for 86 per cent of this amount ($26 million), representing its Former Parent's share of the anticipated incremental cost pursuant to the indemnity clauses in the Separation Agreement. At December 31, 2025, there have been no changes to this estimate.
During the year ended December 31, 2025, the Company incurred $2 million relating to ongoing environmental remediation activities (2024 – $68 million), adjusted the cost estimate down by $1 million (2024 - $18 million), and during the year, nil was received (2024 – $89 million) from the insurance policies of its Former Parent related to the costs for environmental remediation.
The remaining balance reflected in accounts payable and other and other long-term liabilities on the consolidated balance sheets was $3 million and $7 million, respectively, at December 31, 2025 (December 31, 2024 – $4 million and $10 million, respectively).
The expected recovery of the remaining estimated environmental remediation costs recorded in environmental provision recovery was $10 million at December 31, 2025 (December 31, 2024 – $31 million).
Other Proceedings
In addition to the proceedings above, the Company is subject to various legal proceedings, arbitration, and actions arising in the normal course of business. The amounts involved in such proceedings are not reasonably estimable as the final outcome of such legal proceedings cannot be predicted with certainty. It is the opinion of Management that the ultimate resolution of such proceedings and actions will not have a material impact on the Company's financial position or results of operations.
Guarantees
The Company and its partners in the Grand Rapids Partnership have guaranteed the financial performance of these entities either jointly and severally, jointly, or severally. These guarantees primarily cover construction services and liabilities. Payments made by the Company under these guarantees exceeding its ownership interest are reimbursed by its partners. The maximum term of the C$56 million guarantees is to 2043 and at December 31, 2025, the Company's share of the maximum potential exposure was $41 million (2024 - $39 million) and the carrying value was nil (2024 - nil).